UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2010

CONMED HEALTHCARE MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27554	42-1297992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Parkway Dr. Suite 400 Hanover, MD (Address of principal executive offices)	21076 (Zip Code)

Registrant’s telephone number, including area code: (410) 567-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 25, 2010, the Board of Directors of Conmed Healthcare Management, Inc. (the “Company”) approved and adopted the Second Amended and Restated Bylaws of the Company (the “Second Amended and Restated Bylaws”) which took effect on such date, which includes various administrative and ministerial changes, clarifications of existing provisions and other immaterial changes.  The Second Amended and Restated Bylaws are attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.  A copy of the Second Amended and Restated Bylaws marked to show all of the changes made to the prior bylaws is attached hereto as Exhibit 3.2. In such copy, additions to the prior bylaws are underlined, deletions are struck through.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Stockholders was held on May 25, 2010.  The items listed below were submitted to a vote of the stockholders present, in person or by proxy, and entitled to vote at the Company’s 2010 Annual Meeting.  Final voting results are shown below.

(1) Election of the following individuals to serve as directors of the Company until the next annual meeting or until their successors have been duly elected or appointed and qualified.

Election of Directors	For	Withheld	Broker Non-Votes
John Pappajohn	7,576,285	1,294,024	2,351,761
Richard W. Turner	7,530,085	1,340,224	2,351,761
Edward B. Berger	8,649,599	220,710	2,351,761
Terry E. Branstad	8,649,599	220,710	2,351,761
John W. Colloton	8,649,599	220,710	2,351,761

(2) Ratification of the appointment by the Audit Committee of the Company’s Board of Directors of McGladrey & Pullen LLP to serve as the independent auditors of the Company for the fiscal year ending December 31, 2010.

Ratification of Independent Auditors	For	Against	Abstain
	10,597,109	615,960	9,001

(3) Amendment of the Company’s 2007 Stock Option Plan (the “2007 Plan”) to increase the number of shares of common stock reserved for issuance under the 2007 Plan from 2,350,000 to 3,100,000.

Approval of Amendment to 2007 Plan	For	Against	Abstain	Broker Non-Votes
	7,221,861	1,645,447	3,001	2,351,761

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

3.1	Second Amended and Restated Bylaws of Conmed Healthcare Management, Inc. (as amended and restated on May 25, 2010)
3.2	Copy of the Second Amended and Restated Bylaws of Conmed Healthcare Management, Inc. marked to show the changes from the prior bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONMED HEALTHCARE MANAGEMENT, INC.

By:	/s/ Thomas W. Fry
Name: Thomas W. Fry
Title: Chief Financial Officer

Date:  May 27, 2010